Public Presentation to Lenders March 7, 2007 Exhibit 99.1

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Forward Looking Statements
Forward Looking Statements
Some of the information presented herein contains forward looking statements that involve a number of risks and uncertainties.  Forward looking statements, which are based on management’s assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by the use of terms such as “anticipate,” “will,” “expect,” “believe,” “shall,” or similar expressions.  These forward looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we anticipated or expected.
This information is confidential and is intended solely for the use of prospective
lenders.   This information should not be photocopied, distributed or disclosed to anyone other than prospective lenders to whom it is provided.

Company
Company
Estimated
Estimated
Results
Results
(1) (1)
Summary
Summary
Management’s current estimate of pro forma, Adjusted EBITDA is $102 million (1) for
4Q06E and $531 million (1) for the full year 2006E
- $11 million (1) ahead of LTM 9/30/06 pro forma, Adjusted EBITDA of $520 million
- Represents a 20% increase as compared to pro forma 2005 Adjusted EBITDA
Management believes the merger-related synergies from the Commonwealth acquisition and companywide productivity initiatives, plus synergies from the 2005 acquisitions approached $100 million (1) during calendar 2006
We continue to integrate the Corus acquisition made in August, 2006
Continued strength in aerospace, stabilization in the building and construction and automotive sectors, and continued improvements in our recycling business drive strong overall performance
(1) 2006 financial results are estimated, unaudited and preliminary. Pro forma Adjusted EBITDA excludes a number of non-cash charges and other special items, which are material.
A reconciliation showing additional details is included at the end of this presentation.
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Recent
Recent
Financial
Financial
Performance
Performance
(1) (1)
0
50
100
150
200
250
300
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06E
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Volume Material Margin
LTM Pro Forma Adjusted EBITDA
(1)(2)(3)
($ in millions)
Material Margins
(1)(4)
LTM Pro Forma Revenues
(1)(2)
(1) See Note 1 on Slide 5
(4)  For Rolled Products North America.  Excludes acquisitions.
Source: Company management; public filings
(3)  EBITDA includes $25 million in Corus Acquisition synergies.
(1)  See Note 1 on Slide 5
(2)  Pro forma for the 2005 Acquisitions, the Corus Acquisition, and the TPG Merger
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$6,030
$4,562
$5,573
$5,112
$4,713
$0
$1,250
$2,500
$3,750
$5,000
$6,250
2005 3/31/2006 6/30/2006 9/30/2006 12/31/06E
Aleris Corus
$442
$531
$520
$492
$452
$0
$120
$240
$360
$480
$600
2005 3/31/2006 6/30/2006 9/30/2006 12/31/06E
Aleris Corus

Capitalization Update
Capitalization Update
12/31/2006E % of capitalization
Multiple of
Est. Adj. EBITDA
(1)
Net ABL borrowings
(2)(3)
$251 7.5% 0.5x
Term loans 1,225 36.4 2.3
Other debt
34 1.0 0.1
Total net secured debt $1,510 44.9% 2.8x
Senior PIK toggle notes
600 17.8 1.1
Total net senior debt $2,110 62.8% 4.0x
Senior subordinated notes
400 11.9 0.8
Total net debt
$2,510 74.7%
4.7x
Equity
852 25.3 1.6
Total net capitalization
$3,362 100.0% 6.3x
($ in millions)
(1)           Based on 2006E EBITDA of $531 million. See Note 1 on Slide 5
(2) $329 million in ABL drawings net of $78 million in cash (Total estimated cash is $123 million, less $45 million of operating cash)
(3) ABL total facility size of $750 million.
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Reconciliation of Estimated, Unaudited
Reconciliation of Estimated, Unaudited
Adjusted EBITDA
Adjusted EBITDA
(1) (1)
($ in millions)
For the years ended December 31, For the twelve months ended
Pro forma 2005
(2)
Pro forma 2006E
(1)(2)
Pro forma LTM
3/31/06
(2)
Pro forma LTM
6/30/06
(2)
Pro forma LTM
9/30/06
(2)
Net (loss)/income ($22.3) $4.0 ($3.4) $70.6 ($6.0)
Interest expense (net) 219.0 219.6 218.4 219.3 221.5
Income taxes
(74.1) 2.4 (27.1) 21.5 (15.4)
Minority interests 0.5  0.0 0.6 0.7 0.8
Depreciation and amortization
162.6 183.8 162.6 163.7 163.4
EBITDA $285.7  $409.8 $351.1 $475.8 $364.3
Gain on Carson, CA property sale $0.0 ($13.8) $0.0 $0.0 $0.0
Unrealized (gains) losses on derivative
financial instruments 29.4  (35.6) (12.5) (77.3) (4.0)
Restructuring, merger related and
executive separation costs 45.1  44.7 43.5 33.2 35.0
Losses on debt extinguishment 0.0  54.4 0.0 0.0 53.7
Realized gains on hedges associated with
Corus Aluminum purchase price 0.0  (9.8) 0.0 0.0 (9.8)
Non-cash cost of sales impact of recording
acquired assets at fair value 11.9  43.9 7.4 6.8 36.5
Expected cost savings associated with the
closure of the Carson, California rolling mill 14.2  3.0 12.7 8.9 5.4
Impact of Ormet acquisition
21.7 0.0 16.2 10.7 5.3
Estimated Corus Aluminum synergies 25.0 25.0 25.0 25.0 25.0
Sponsor management fee
9.0  9.0 9.0 9.0 9.0
Adjusted EBITDA
$442.0  $530.6 $452.4 $492.1 $520.4
(1)   See Note 1 on Slide 5
(2) Pro forma for the 2005 Acquisitions, the Corus Acquisition and the TPG merger.
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